EXHIBIT 99.1

                       MOUNTAINBANK FINANCIAL CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                    THE ENCLOSED ENVELOPE TO:

                       MOUNTAINBANK FINANCIAL CORPORATION
                             C/O FIRST CITIZENS BANK
                                100 E. TRYON ROAD
                                RALEIGH, NC 27603


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                       MOUNTAINBANK FINANCIAL CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD _______, 2003

The undersigned hereby appoints J. W. DAVIS and GREGORY L. GIBSON, and each or either of them, proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote all shares of the COMMON STOCK of the undersigned in MountainBank Financial Corporation at the Special Meeting of Stockholders to be held [ ], 2003, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such shares, and the undersigned instructs said proxies to vote at the Special Meeting in accordance with the instructions below.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH ITEM.

1. CHARTER AMENDMENT: To approve and adopt amendments to the Company's certificate of incorporation amending the terms of the preferred stock. The amendment is described in, and attached as Appendix A to, the accompanying Proxy Statement/Prospectus.


                  |_|   FOR         |_|   AGAINST    |_|   ABSTAIN

2. MERGER AGREEMENT: To approve and adopt the Agreement and Plan of Merger, dated as of May 14, 2003, between The South Financial Group, Inc. and MountainBank Financial Corporation and the merger contemplated thereby. The merger agreement is described in, and attached as Appendix B to, the accompanying Proxy Statement/Prospectus.


                  |_|   FOR         |_|   AGAINST    |_|   ABSTAIN

                   (Continued and to be signed on the reverse)



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                       MOUNTAINBANK FINANCIAL CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                            THE ENCLOSED ENVELOPE TO:

                       MOUNTAINBANK FINANCIAL CORPORATION
                             C/O FIRST CITIZENS BANK
                                100 E. TRYON ROAD
                                RALEIGH, NC 27603


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IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS
AS MAY PROPERLY COME BEFORE THE MEETING. Receipt of the notice of special meeting and accompanying proxy statement is hereby acknowledged. This proxy will be voted as specified herein. IN THE ABSENCE OF SUCH SPECIFICATION, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2. Please date, sign exactly as printed below and return promptly in the enclosed postage-paid envelope.
                                    Dated:_______________________
                                    __________________, 2003.


                                    ---------------------------------------

                                    ---------------------------------------

                                    (When   signing   as   attorney,   executor,
                                    administrator, trustee, guardian, etc., give title as such. If a joint account, each joint owner should sign personally.)


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


                       MOUNTAINBANK FINANCIAL CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                            THE ENCLOSED ENVELOPE TO:

                       MOUNTAINBANK FINANCIAL CORPORATION
                             C/O FIRST CITIZENS BANK
                                100 E. TRYON ROAD
                                RALEIGH, NC 27603



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                              FOLD AND DETACH HERE


                       MOUNTAINBANK FINANCIAL CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD _____, 2003

     The undersigned hereby appoints J.W. DAVIS and GREGORY L. GIBSON, and each or either of them, proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote all shares of the
SERIES A PREFERRED STOCK of the undersigned in MountainBank Financial Corporation at the Special Meeting of Stockholders to be held [ ], 2003, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such shares, and the undersigned instructs said proxies to vote all such shares at the Special Meeting in accordance with the instructions below.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH ITEM.
1. CHARTER AMENDMENT: With the Series A Preferred Stock voting as a separate class, to approve and adopt amendments to the Company's articles of incorporation amending the terms of the Series A Preferred Stock. The amendment is described in, and attached as Appendix A to, the accompanying Proxy Statement/Prospectus.
         |_|   FOR               |_|    AGAINST             |_|    ABSTAIN
2. MERGER AGREEMENT: To approve and adopt the Agreement and Plan of Merger, dated as of May 14, 2003, between The South Financial Group, Inc., and MountainBank Financial Corporation and the merger contemplated thereby. The merger agreement is described in, and attached as Appendix B to, the accompanying Proxy Statement/Prospectus.
         |_|   FOR               |_|    AGAINST             |_|    ABSTAIN


                   (Continued and to be signed on the reverse)

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                       MOUNTAINBANK FINANCIAL CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                            THE ENCLOSED ENVELOPE TO:

                       MOUNTAINBANK FINANCIAL CORPORATION
                             C/O FIRST CITIZENS BANK
                                100 E. TRYON ROAD
                                RALEIGH, NC 27603



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                              FOLD AND DETACH HERE

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     IN THEIR  DISCRETION,  THE PROXIES ARE  AUTHORIZED  TO VOTE UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     Receipt of the notice of special meeting and accompanying proxy statement is hereby acknowledged. This proxy will be voted as specified herein. IN THE ABSENCE OF SUCH SPECIFICATION, THE PROXY WILL BE VOTED "FOR" ITEMS 1 and 2.

     Please date, sign exactly as printed below and return promptly in the enclosed postage-paid envelope.

                                         Dated:  _____________________

                                         ________________, 2003



                                         (When  signing as  attorney,  executor,
                                         administrator, trustee, guardian, etc.,
                                         give title as such. If a joint account,
                                         each   joint    owner    should    sign
                                         personally.)

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